Exhibit j

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment No. 685 to the Registration Statement on Form N-1A of GraniteShares ETF Trust and to the use of our report dated August 28, 2026 on the financial statements and financial highlights of GraniteShares 2x Long AAPL Daily ETF, GraniteShares 2x Long AMD Daily ETF, GraniteShares 2x Long AMZN Daily ETF, GraniteShares 2x Long AVGO Daily ETF, GraniteShares 2x Long BABA Daily ETF, GraniteShares 2x Long COIN Daily ETF, GraniteShares 2x Short COIN Daily ETF, GraniteShares 2x Long CRWD Daily ETF, GraniteShares 2x Long DELL Daily ETF, GraniteShares 2x Long GOOGL Daily ETF, GraniteShares 2x Long INTC Daily ETF, GraniteShares 2x Long IONQ Daily ETF, GraniteShares 2x Long ISRG Daily ETF, GraniteShares 2x Long MARA Daily ETF, GraniteShares 2x Long META Daily ETF, GraniteShares 2x Long MRVL Daily ETF, GraniteShares 2x Long MSFT Daily ETF, GraniteShares 2x Long MSTR Daily ETF, GraniteShares 2x Long MU Daily ETF, GraniteShares 2x Long NBIS Daily ETF, GraniteShares 2x Long NOW Daily ETF, GraniteShares 2x Long NVDA Daily ETF, GraniteShares 2x Short NVDA Daily ETF, GraniteShares 2x Long PDD Daily ETF, GraniteShares 2x Long PLTR Daily ETF, GraniteShares 2x Long QCOM Daily ETF, GraniteShares 2x Long RDDT Daily ETF, GraniteShares 2x Long RIVN Daily ETF, GraniteShares 2x Long SMCI Daily ETF, GraniteShares 2x Long SpaceX Daily ETF, GraniteShares 2x Short SpaceX Daily ETF, GraniteShares 1.25x Long TSLA Daily ETF, GraniteShares 2x Long TSLA Daily ETF, GraniteShares 2x Short TSLA Daily ETF, GraniteShares 2x Long TSM Daily ETF, GraniteShares 2x Long UBER Daily ETF and GraniteShares 2x Long VRT Daily ETF, each a series of GraniteShares ETF Trust, appearing in Form N-CSR for the year ended June 30, 2026, which are also incorporated by reference into the Registration Statement.

Additionally, we consent to the references to our firm in the Post-Effective Amendment No. 685 to the Registration Statement on Form N-1A of GraniteShares ETF Trust (the “Trust”) regarding GraniteShares 2x Long AAL Daily ETF, GraniteShares 1x Short AAL Daily ETF, GraniteShares 2x Short AAL Daily ETF, GraniteShares 1x Short AAPL Daily ETF, GraniteShares 2x Short AAPL Daily ETF, GraniteShares 2x Long ABNB Daily ETF, GraniteShares 2x Long ADBE Daily ETF, GraniteShares 2x Short ADBE Daily ETF, GraniteShares 2x Long AMC Daily ETF, GraniteShares 2x Short AMD Daily ETF, GraniteShares 2x Long APP Daily ETF, GraniteShares 2x Long ARM Daily ETF, GraniteShares 2x Short AVGO Daily ETF, GraniteShares 2x Long CCL Daily ETF, GraniteShares 2x Short CCL Daily ETF,

GraniteShares 2x Long CEG Daily ETF, GraniteShares 2x Long COST Daily ETF, GraniteShares 2x Short CRWD Daily ETF, GraniteShares 2x Long CRWV Daily ETF, GraniteShares 2x Long CVNA Daily ETF, GraniteShares 2x Short DELL Daily ETF, GraniteShares 2x Long DIS Daily ETF, GraniteShares 2x Long F Daily ETF, GraniteShares 2x Long FSLR Daily ETF, GraniteShares 2x Long GLXY Daily ETF, GraniteShares 2x Long GME Daily ETF, GraniteShares 2x Long HIMS Daily ETF, GraniteShares 2x Long HOOD Daily ETF, GraniteShares 2x Short INTC Daily ETF, GraniteShares 2x Long JPM Daily ETF, GraniteShares 1x Short JPM Daily ETF, GraniteShares 2x Short JPM Daily ETF, GraniteShares 2x Long KO Daily ETF, GraniteShares 1x Short LCID Daily ETF, GraniteShares 2x Short LCID Daily ETF, GraniteShares 2x Long LLY Daily ETF, GraniteShares 2x Short LLY Daily ETF, GraniteShares 2x Long MCD Daily ETF, GraniteShares 2x Long MELI Daily ETF, GraniteShares 1x Short META Daily ETF, GraniteShares 2x Short META Daily ETF, GraniteShares 2x Short MU Daily ETF, GraniteShares 2x Long NFLX Daily ETF, GraniteShares 2x Short NFLX Daily ETF, GraniteShares 2x Long NKE Daily ETF, GraniteShares 1x Short NVDA Daily ETF, GraniteShares 2x Long NVO Daily ETF, GraniteShares 2x Short NVO Daily ETF, GraniteShares 2x Long OKLO Daily ETF, GraniteShares 2x Long PANW Daily ETF, GraniteShares 2x Short PANW Daily ETF, GraniteShares 2x Long PM Daily ETF, GraniteShares 2x Short QCOM Daily ETF, GraniteShares 2x Long RGTI Daily ETF, GraniteShares 2x Long RIOT Daily ETF, GraniteShares 1x Short RIVN Daily ETF, GraniteShares 2x Short RIVN Daily ETF, GraniteShares 2x Long SBUX Daily ETF, GraniteShares 2x Short SMCI Daily ETF, GraniteShares 2x Long SNAP Daily ETF, GraniteShares 2x Long SNOW Daily ETF, GraniteShares 2x Long SPOT Daily ETF, GraniteShares 1x Short TSLA Daily ETF, GraniteShares 2x Short TSM Daily ETF, GraniteShares 2x Long UNH Daily ETF, GraniteShares 2x Long WMT Daily ETF, GraniteShares 2x Long XOM Daily ETF, GraniteShares 1x Short XOM Daily ETF, GraniteShares 2x Short XOM Daily ETF and GraniteShares 2x Long XYZ Daily ETF, each a series of GraniteShares ETF Trust.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 28, 2026